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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 13, 2003


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


            Ohio                             1-8519               31-1056105
(State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                    File Number)       Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                      45202
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K
BROADWING INC.


ITEM 5.   OTHER EVENT.

         On January 13, 2003 Broadwing Inc. (NYSE: BRW) issued a Press Release announcing progress on its five-point restructuring plan. A copy of the Press Release is attached as Exhibit 99(i).



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BROADWING INC.


                                      By:  /s/ Jeffrey C. Smith
                                           ------------------------------------
                                           Jeffrey C. Smith
                                           Chief Human Resources Officer,
                                           General Counsel and Corporate
                                           Secretary



Date:  January 13, 2003


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